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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-70752




                             AXA PREMIER FUNDS TRUST

                     SUPPLEMENT DATED AUGUST 8, 2002 TO THE
          PROSPECTUS DATED DECEMBER 14, 2001, AS REVISED APRIL 3, 2002

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This Supplement updates certain information contained in the above-referenced Prospectus of AXA Premier Funds Trust ("Trust"). You may obtain an additional copy of the Prospectus or the Trust's Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

                     AXA PREMIER HEALTH CARE FUND

The information provided below replaces the information regarding the portfolio managers (including their business experience) of AIM Capital Management, Inc., one of the sub-advisers of AXA Premier Health Care Fund, located in the table under the heading "The Sub-advisers" in the section entitled "MANAGEMENT TEAM - The Manager and the Sub-advisers."

          The portion of assets allocated to AIM Capital Management, Inc. is managed by a team of investment professionals.

         INFORMATION REGARDING METHODS OF PAYMENT FOR PURCHASING SHARES

The information provided below replaces the information regarding the methods of payment for purchasing shares of AXA Premier Funds located in "By Mail" portion of the table (p. 36) under the heading "Buying Shares" in the section entitled "FUND SERVICES." The information below applies to both initial purchases ("Opening an Account") and additional purchases ("Adding to an Account").

          Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to "AXA Premier Funds." Cash, third party checks, "starter" checks, traveler's checks, credit cards, credit card checks or money orders will not be accepted.